UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 13, 2012 (July 13, 2012)

HUGHES Telematics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33860	26-0443717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 1800

Atlanta, Georgia 30319

(404) 573-5800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

HUGHES Telematics Agrees to Settle Stockholder Lawsuit

HUGHES Telematics, Inc. (the “Company”) has reached an agreement in principle to settle a purported stockholder class action lawsuit brought in the Superior Court of DeKalb County, Georgia captioned Terrel L. Pochert v. HUGHES Telematics, Inc., et al., Civil Action No. 12CV8202-3 (the “Stockholder Action”). The Stockholder Action names as defendants the Company, Verizon Communications Inc., Apollo Global Management, LLC, Verizon Telematics Inc. and the individual members of the Company’s board of directors. The Stockholder Action alleges claims for breach of fiduciary duty, and aiding and abetting breaches of fiduciary duty, arising from the Agreement and Plan of Merger, dated as of June 1, 2012 (the “Merger Agreement”), by and among Verizon Communications Inc. (“Parent”), Verizon Telematics Inc., a wholly owned subsidiary of Parent (“Sub”), and the Company, pursuant to which Parent via merger will acquire all of the outstanding shares of common stock of the Company (other than Dissenting Shares (as defined in the Merger Agreement), shares owned by the Company, Parent or their subsidiaries, and Earnout Shares (as defined in the Merger Agreement)) for $12.00 per share in cash (the “Merger”).

Although the Company and the other defendants believe the Stockholder Action is entirely without merit, the defendants agreed in principle to settle the Stockholder Action solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing. The defendants and the named plaintiff in the Stockholder Action will seek to enter into a stipulation of settlement that will be presented to the DeKalb County Superior Court for final approval. The stipulation of settlement will provide for, among other things, the conditional certification of the Stockholder Action as a non opt-out class action pursuant to Georgia Civil Practice Act § 9-11-23(a), (b)(1) and (b)(2), with the class consisting of all persons who held shares of common stock, beneficially or of record, including their respective successors in interest, successors, predecessors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, and each of them, except the defendants and their affiliates, at any time during the period from and including June 1, 2012, through the date of consummation of the Merger.

The stipulation of settlement will provide for the release of any and all claims arising from the Merger, subject to court approval. The release will not become effective until the stipulation of settlement is approved by the DeKalb County Superior Court, and there can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the DeKalb County Superior Court will approve the settlement even if the parties were to enter into the stipulation. The settlement will not affect the consideration to be received by the Company’s stockholders in the Merger or the timing of the anticipated closing of the Merger.

As part of the settlement, the Company has agreed (a) to make certain additional disclosures related to the Merger, which are set forth below (the “Supplemental Disclosures”), and (b) not to object, based on untimeliness, to a written demand for appraisal from a stockholder who desires to exercise appraisal rights under Section 262 of the Delaware General Corporation Law if such demand is delivered by no later than July 23, 2012. The Supplemental Disclosures supplement the disclosure contained in the definitive information statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 26, 2012 and mailed to the Company’s stockholders on or about that date, and should be read in conjunction with the disclosures contained in the information statement, which in turn should be read in its entirety. Nothing in this Current Report on Form 8-K or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K, but not otherwise defined, have the meanings ascribed to those terms in the information statement.

The following additional disclosures supplement the existing disclosures contained under the caption “Background of the Merger” beginning on page 18 of the information statement:

On page 18, the fourth full paragraph is amended to add the following language at the end:

“In the fall of 2011, the Company considered and entered into extensive negotiations regarding a potential acquisition of a strategic competitor. Further, within the last two years, the Company received indications of interest from, and entered into confidentiality agreements with, multiple potential buyers who expressed interest in acquiring a significant portion of the Company’s business. Although the Company engaged in extensive negotiations with two of those parties regarding such a transaction, those negotiations did not result in a transaction.”

On page 21, the second full paragraph is amended to add the following sentence at the end:

“Although Mr. Lieberfarb was appointed by Apollo in March 2009 as an independent director, he has no affiliation with Apollo and he has served as an independent director since his appointment.”

On page 24, the following sentence is added as a new third sentence in the paragraph that begins “On April 3, 2012, . . .”: “The Special Committee noted further that Moelis had not performed any work for Parent or the Company in the past two years.”

On page 25, the following sentence is added at the end of the third full paragraph:

“Additional information regarding the assumptions underlying the Forecasts is discussed under the heading Certain Company Forecasts, on pages 45 through 49, as supplemented by the supplemental disclosures made in the Current Report on Form 8-K filed with the SEC on July 13, 2012.”

On page 35, the seventh bullet point is revised to read:

•

“the fact that the merger consideration is payable in cash, providing liquidity and certainty of value to holders of shares of Common Stock in comparison to either a transaction in which the Company’s stockholders receive stock or the risks and uncertainty that would be inherent in continuing to operate the Company as an independent public company and executing the Company’s business plan, particularly in light of the Company’s negative cash flows from operations for all but one fiscal quarter since its inception in 2006, which presented considerable operational risk for the Company. Specifically, during the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009, the Company incurred a net loss of approximately $15.6 million, $85.4 million, $89.6 million and $163.7 million, respectively, and the Company used cash in operations of approximately $8.5 million, $16.2 million, $25.1 million and $47.2 million, respectively. As of March 31, 2012, the Company had an accumulated deficit of approximately $541.0 million.”

The following additional disclosures supplement the existing disclosures contained under the caption “Opinion of the Financial Advisor of the Special Committee” beginning on page 38 of the information statement:

On page 41, the following sentence is added as the third sentence of the paragraph at the bottom of the page: “To the extent information was publicly available, the enterprise value as a multiple of 2012E for each selected public company was as follows:

	TEV /CY 2012E EBITDA
Hemisphere GPS Inc.	6.2	x
Trimble Navigation Limited	14.5	x
Webtech Wireless Inc.	9.7	x
Wireless Matrix Corp.	9.1	x
XATA Corp.	Information not publicly available (“NA”)”

On page 42, the table of selected business combination transactions is amended to add a column to provide the enterprise value as a multiple of LTM Revenue for each selected precedent transaction (to the extent information was publicly available), as follows:

Date Announced	Target	Acquirer	TEV / LTM Revenue
03/06/12	SFT Telematics	AutoVision Wireless Inc.	NA

12/05/11	SkyBitz Inc.	Telular Corp.	1.2x

11/07/11	UTC Fire & Security Corporation (Insurance, Telematics & Fleet Management Business)	Telogis, Inc.	NA

07/20/11	PeopleNet Communications Corporation	Trimble Navigation Limited	NA

04/11/11	Masternaut International	Cybit Holdings plc (Francisco Partners)	NA

02/08/11	Intergis, LLC	Telogis, Inc.	NA

11/08/10	Enfora, Inc.	Novatel Wireless Inc.	1.1x

07/31/10	SageQuest, LLC	FleetMatics Limited	NA

07/01/10	Remote Dynamics, Inc.	Telogis, Inc.	NA

06/02/10	Trafficmaster Plc	Vector UK	1.5x

12/31/09	Discrete Wireless, Inc.	Francisco Partners Management LLC	NA

12/10/09	Cybit Holdings plc	Francisco Partners Management LLC	1.0x

11/27/09	Masternaut UK Limited	Masternaut SAS	NA

03/25/09	Masternaut SAS	Hub Telecom SA	0.5x

02/09/09	Darby Corporate Solutions, Inc.	Telogis, Inc.	NA

08/10/08	FleetMatics Limited	Investcorp Technology Partners	NA

08/02/07	Orbit One, LLC	Numerex Corp.	2.2x

12/10/06	@Road, Inc.	Trimble Navigation Limited	4.1x

07/20/06	Networkcar, Inc. (nka Networkfleet)	Hughes Telematics, Inc.	2.4x

On page 42, the following sentence is added at the end of the last paragraph: “For the purposes of this analysis, stock-based compensation was treated as a cash expense.”

On page 48, the following sentence is added to the end of footnote 3:

“The estimated unlevered free cash flows by business line utilized in the DCF analyses performed in connection with the Moelis Opinion are set forth below:

($ in millions)	H2 2012E1	2013E	2014E	2015E	2016E	2017E
Unlevered Free Cash Flows
Networkfleet	$2.8	$8.5	$12.5	$14.5	$16.1	$18.1
HUGHES Telematics – OEM	(4.9)	12.9	37.2	50.0	60.9	78.0
HUGHES Telematics – In-Drive	(0.9)	(12.1)	4.6	15.6	36.2	48.1
Lifecomm[2]	(3.0)	(5.6)	(1.9)	(0.5)	0.6	1.7

Total Unlevered Free Cash Flows	$(6.0)	$3.7	$52.4	$79.6	$113.8	$145.9

1.	Represents estimated unlevered free cash flow for July 2012 – December 2012.
2.	Represents estimated unlevered free cash flow for the Company’s approximately 54% interest in the Lifecomm joint venture.”

On page 49, in the paragraph immediately under the heading Networkfleet, the third sentence is revised to read:

“The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to the assumptions regarding growth rates of units sold and the average service revenue per subscriber, in each case, beginning on January 1, 2015, and reflect potential competition as the fleet telematics industry increases penetration of the addressable customer base.”

On page 49, in the paragraph immediately under the heading HUGHES Telematics – OEM, the third sentence is revised to read:

“The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to a reduction in the number of equipped vehicles sold due to the assumptions that the Company will obtain one fewer new OEM partner and that the Company will achieve lower growth in the sales volume of our existing OEM partners, lower conversion rates and lower renewal rates consistent with a variety of factors, including a less favorable economic environment.”

On page 49, in the paragraph immediately under the heading HUGHES Telematics—In-Drive, the third sentence is revised to read:

“The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to a reduction in the number of vehicle installations and an increase in the forecasted customer churn rate, in each case, in light of the Company having launched the In-Drive service offering within the last year and the associated risk of a less rapid adoption of the underlying applications.”

On page 49, in the paragraph immediately under the heading Lifecomm, the third sentence is revised to read:

“The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to a reduction in the number of devices sold and an increase in the forecasted customer churn rate, in each case, in light of the Company having not yet launched the Lifecomm service offering and the associated risk of a less rapid adoption of the underlying applications.”

On page 85, the table in the third paragraph under the heading Where You Can Find More Information is revised to read:

SEC File Number 001-34621	Period
Current Reports on Form 8-K	Filed on January 12, 2012, June 1, 2012, June 13, 2012, June 29, 2012 and July 13, 2012.

Annual Report on Form 10-K	Year Ended December 31, 2011 (Filed on March 15, 2012).

Quarterly Report on Form 10-Q	Period Ended March 31, 2012 (Filed on May 10, 2012).

* * * * *

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K, the information statement, and the documents to which we refer you in this Current Report on Form 8-K and in the information statement, contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in the foregoing documents that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), including, without limitation, statements regarding projections as described in “The Merger—Certain Company Forecasts” beginning on page 45 of the information statement or other prospective financial items, and the expected timing of the Closing of the proposed Merger. The projections by the Company’s management included in the information statement and in this Current Report on Form 8-K reflect assumptions and estimates by management of the Company. Many of these assumptions and estimates are driven by factors beyond the control of the Company, and it can be expected that one or more of them will not materialize as expected or will vary significantly from actual results. Accordingly, you should not place undue reliance on these projections or any of the other forward-looking statements in the information statement or this Current Report on Form 8-K, which are likewise subject to numerous uncertainties. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s business, results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include, without limitation: the results and effects of the Company’s announcement of the Merger; the expected Closing Date; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals in connection with the Merger; the possibility of failure to consummate or delay in consummating the Merger, including, but not limited to, due to the failure to satisfy the Closing conditions; the outcome of any other legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the effect of the Merger on the Company’s ability to attract and retain key personnel, on the Company’s revenues, including the length of the Company’s revenue cycles, and on the Company’s total costs and expenses; the diversion of management’s attention from ongoing business concerns as a result of the Merger; costs relating to the Merger, such as legal, accounting and financial advisory fees, and, in specified circumstances, termination fees that must be paid even if the Merger is not completed; conditions (or changes in such conditions) in the industry in which the Company and its subsidiaries conduct business; any change in the U.S. or foreign economies, capital markets or political conditions; changes in laws or generally accepted accounting practices (“GAAP”) (or interpretations thereof); changes in technology and competition; implementation and results of the Company’s ongoing strategic initiatives; changes in trade protection measures, licensing requirements and tax matters in the U.S. and other countries in which the Company does business; the impact of cost-cutting pressures across the industries the Company serves; changes in customer needs or demands, or the Company’s services and offerings; the possibility of recurrent incidents of untimely delivery of services that could cause the Company’s customers to seek to obtain services from others; the failure to develop new or enhanced services or offerings in a timely manner, or at all, in response to evolving market demands; the Company’s ability to negotiate and enter into strategic acquisitions or alliances on favorable terms, if at all, and the Company’s ability to realize the anticipated benefits from any strategic acquisitions or alliances that the Company enters into; the ability of the Company’s majority stockholder to exert influence over the Company’s affairs, including the ability to approve or disapprove any corporate actions submitted to a vote of the Company’s stockholders; the Company’s liquidity position (and doubts relating to the Company’s ability to continue as a going concern as raised by the Company’s independent registered public accounting firm); numerous other matters of national, regional and local market scale, including those of a political, economic, business, competitive and regulatory nature; and the information contained under the headings “Risk Factors” and “Business” and other factors identified in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which is available at the SEC’s website at www.sec.gov. Many of these factors are beyond the control of the Company.

Additionally, the unaudited prospective financial information included in the information statement and in this Current Report on Form 8-K reflects assumptions and estimates by management of the Company as of the date specified in the unaudited prospective financial information or the date of any document incorporated by reference in the information statement. Many of these assumptions and estimates are driven by factors beyond the control of the Company, and it can be expected that one or more of them will not materialize as expected or will vary significantly from actual results. Neither PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, nor any other independent accountants have compiled, examined or performed any procedures with respect to the unaudited prospective financial information, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the prospective financial information. The PricewaterhouseCoopers LLP report incorporated by reference into the information statement relates to the Company’s historical financial information. It does not extend to the prospective financial information and should not be read to do so. Moreover, the Company does not undertake any obligation to update the unaudited prospective financial information and does not intend to do so. For the foregoing reasons, as well as the bases and assumptions on which the unaudited prospective financial information was compiled, the inclusion of the Company’s unaudited prospective financial information in the information statement and in this Current Report on Form 8-K should not be regarded as an indication that such information will be predictive of future results or events nor construed as financial guidance, and it should not be relied on as such or for any other purpose whatsoever.

Except for the Company’s ongoing obligations to disclose certain information as required by federal securities laws, the Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company and Parent. In connection with the proposed merger, the Company mailed a definitive information statement to the Company’s stockholders on or about June 26, 2012 containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger. The Company and Parent may be filing other documents with the SEC as well. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to the Company at 2002 Summit Boulevard, Atlanta, Georgia, 30319, Attention: Investor Relations, (404) 573-5800.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2012	HUGHES TELEMATICS, INC.

	By:	/s/ Robert C. Lewis
	Name:	Robert C. Lewis
	Title:	General Counsel and Secretary